                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  August 23, 2000




                               DEXTER CORPORATION
             (Exact name of registrant as specified in its charter)



          CONNECTICUT                     1-5542                06-0321410
(State or other jurisdiction of   (Commission file number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


ONE ELM STREET,  WINDSOR LOCKS,  CONNECTICUT                      06096
(Address of principal executive offices)                        (Zip code)



Registrant's telephone number, including area code:  (860) 292-7675


N/A
(Former name, former address and former fiscal year, if changed since last report.)

ITEM 2  -  ACQUISITION OR DISPOSITION OF ASSETS

    On June 20, 2000, Dexter Corporation (the "Company") announced that the Company entered into a definitive agreement with Loctite Corporation (a member of the Henkel Group) ("Loctite"), pursuant to which Loctite agreed to buy the Company's Electronic Materials, Adhesives and Polymer Systems businesses. The transaction was completed on August 23, 2000.

    In accordance with the agreement, Loctite paid the Company $400 million in cash. The agreement provides that the purchase price is subject to an adjustment for any increase or decrease in the amount of net assets acquired on the closing date.

    On June 20, 2000, the Company announced that the Company entered into a definitive agreement with Ahlstrom Paper Group Oy ("Ahlstrom"), pursuant to which Ahlstrom agreed to buy the Company's Nonwoven Materials business. The transaction was completed on August 31, 2000.

    In accordance with the agreement, Ahlstrom paid the Company $275 million in cash. The agreement provides that the purchase price is subject to an adjustment for any increase or decrease in the amount of net assets acquired on the closing date.

    Electronic Materials, Adhesives and Polymer Systems, and Nonwoven Materials together herein will be referred to as the "Businesses."

    Closing of the sale to Loctite and closing of the sale to Ahlstrom were conditions to consummation of the previously announced merger of Dexter Corporation and Invitrogen Corporation (Nasdaq:IVGN) and the previously announced merger of Dexter's 75% owned subsidiary, Life Technologies, Inc. (OTC BB:LTEK), with Invitrogen. The two mergers with Invitrogen are subject to, among other things, the approval of the Invitrogen mergers by the Invitrogen, Dexter and Life Technologies stockholders at meetings to be held on September 14, 2000.


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
ITEM 7  - FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements of Business Acquired

    Not applicable

    (b) Pro Forma Financial Information

    The following unaudited pro forma condensed consolidated financial statements are filed with this report:

    Pro Forma Condensed Consolidated Statement of Financial Position at June 30, 2000

    Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 1999 and for the six months ended June 30, 2000

    The unaudited Pro Forma Condensed Consolidated Statement of Financial Position of the Registrant at June 30, 2000 reflects the financial position of the Registrant as if the dispositions of the assets discussed in Item 2 took place on June 30, 2000. The unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 31, 1999 and for the six months ended June 30, 2000 assumes that the dispositions occurred on January 1, 1999. In addition, the unaudited Pro Forma Condensed Consolidated Statement of Income for the fiscal year ended December 31, 1999 has been adjusted to exclude the results of the Packaging Coatings business and the printed wiring board product line. The Packaging Coatings business was divested on February 26, 1999 and the printed wiring board product line was divested on November 19, 1999.

    These unaudited pro forma condensed consolidated financial statements are based on available information and certain assumptions that the Registrant believes are reasonable. The pro forma adjustments are based on preliminary information and are subject to adjustments for actual information related to the sale of the Businesses. These pro forma financial statements are presented for illustrative purposes only. They do not purport to be indicative of the results of operations which actually would have resulted had the divestitures occurred on the dates indicated or which may result in the future. The Registrant believes it has utilized reasonable methods to conform the basis of presentation.

    (c) Exhibits

    No. Description
    --  -----------

    2.1 Asset Purchase Agreement, between Dexter Corporation and Loctite Corporation, dated as of June 20, 2000, was filed as exhibit 2.1 to Form 8 - K (File No. 1 - 5542), which was filed with the Securities and Exchange Commission on June 22, 2000, and is hereby incorporated herein by reference.

    2.2 Asset Purchase Agreement, between Dexter Corporation and Ahlstrom Paper Group Oy, dated as of June 20, 2000, was filed as exhibit 2.1 to Form 8 - K (File No. 1 - 5542), which was filed with the Securities and Exchange Commission on June 22, 2000, and is hereby incorporated herein by reference.




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
                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  DEXTER CORPORATION
                                                  (Registrant)



Date:    September 7, 2000                        /s/ Kathleen Burdett
         -----------------                        ------------------------------
                                                  Kathleen Burdett
                                                  Vice President and
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)


Date:    September 7, 2000                        /s/ Dale J. Ribaudo
         -----------------                        ------------------------------
                                                  Dale J. Ribaudo
                                                  Vice President and Controller
                                                  (Principal Accounting Officer)



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
                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS



Financial Statements                                                                                    Page
--------------------                                                                                    ----
Pro Forma Condensed Consolidated Statement of Financial
  Position at June 30, 2000 (unaudited)                                                                   6

Pro Forma Condensed Consolidated Statement of Income
  For the Year Ended December 31, 1999 (unaudited)                                                        7

Pro Forma Condensed Consolidated Statement of Income
  For the Six Months Ended June 30, 2000 (unaudited)                                                      8




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
                         PRO FORMA FINANCIAL INFORMATION
                               DEXTER CORPORATION
        PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION
                                  JUNE 30, 2000
                                      (000)
                                   (UNAUDITED)


-----------------------------------------------------------------------------------------------------------------------------
                                                                                Pro Forma Adjustments
In thousands of dollars                                        Historical    -----------------------------         PRO FORMA
(except per share amounts)                                        6/30/00    Businesses (a)         Other            6/30/00
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and short-term securities                                   $113,418          $11,423       $364,000 (b)       $465,995
Accounts receivable, net                                          191,396           90,618                           100,778
Inventories                                                       168,536           79,160                            89,376
Prepaid and deferred expenses                                      40,334            9,820                            30,514
                                                               ----------         --------       --------         ----------
    Total current assets                                          513,684          191,021        364,000            686,663

Property, plant and equipment, at cost, net                       325,063          179,974                           145,089
Excess of cost over net assets of businesses acquired             134,147           20,200                           113,947
Patents, technology, trademarks, and covenants                    122,853           21,706                           101,147
Other assets                                                       57,243            8,814                            48,429
                                                               ----------         --------       --------         ----------
                                                               $1,152,990         $421,715       $364,000         $1,095,275
                                                               ==========         ========       ========         ==========

LIABILITIES & SHAREHOLDERS' EQUITY
Short-term debt                                                   $14,026                        $(10,188)(c)         $3,838
Accounts payable                                                   68,165          $42,141                            26,024
Dividends payable                                                   5,956                                              5,956
Accrued liabilities and taxes                                     110,867           40,694        141,000 (d)        211,173
Current installments of long-term debt                             20,573                         (20,230)(c)            343
                                                               ----------         --------       --------         ----------
    Total current liabilities                                     219,587           82,835        110,582            247,334

Long-term debt                                                    271,282                        (268,426)(c)          2,856
Deferred items                                                     39,009           (1,219)                           40,228
Long-term deferred income taxes                                    51,864            5,460        (29,000)(e)         17,404
Long-term environmental reserves                                   11,183                                             11,183
Minority interests                                                 86,068                                             86,068

Shareholders' equity
  Common stock and paid-in capital                                 40,502                                             40,502
  Retained earnings                                               519,745          353,553        550,844            717,036
  Treasury stock                                                  (55,812)                                           (55,812)
  Accumulated other comprehensive loss                            (30,438)         (18,914)                          (11,524)
                                                               ----------         --------       --------         ----------
           Total shareholders' equity                             473,997          334,639        550,844            690,202
                                                               ----------         --------       --------         ----------
                                                               $1,152,990         $421,715       $364,000         $1,095,275
                                                               ==========         ========       ========         ==========

Equity per Share                                                   $20.69                                             $30.13
-----------------------------------------------------------------------------------------------------------------------------


(a) To eliminate the assets and liabilities of the Businesses divested which were included in the Condensed Statement of Financial Position at June 30, 2000.

(b)   Remaining cash proceeds after payment of debt.

(c) To reflect the proceeds from the sale of the Businesses applied to short-term debt, current installments of long-term debt, and long-term debt.

(d)   To adjust accrued taxes as a result of the sale of the Businesses.

(e)   Adjustment to deferred taxes as a result of the sale of the Businesses.


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
                        PRO FORMA FINANCIAL INFORMATION
                               DEXTER CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                     (000)
                                  (UNAUDITED)


------------------------------------------------------------------------------------------------------------------------
                                                                             Pro Forma Adjustments
In thousands of dollars                                   HISTORICAL       ---------------------------         PRO FORMA
(except per share amounts)                                  12/31/99       Businesses (a)       Other           12/31/99
------------------------------------------------------------------------------------------------------------------------
REVENUES
Net sales                                                 $1,041,673            $587,360                        $454,313
Other income                                                   8,483                 795        $23,303 (b)       30,991
                                                          ----------            --------        -------          -------
                                                           1,050,156             588,155         23,303          485,304

EXPENSES
Cost of sales                                                635,824             414,103                         221,721
Marketing and administrative                                 251,244              82,781                         168,463
Research and development                                      49,711              23,058                          26,653
Interest                                                      20,910                             (5,817)(c)       15,093
Provision for contract settlement                              3,870                                               3,870
Charge for restructuring businesses                            2,430               2,430                               0
Gain on divestiture of product lines                         (95,011)            (95,011)                              0
                                                          ----------            --------        -------          -------
Income before Taxes                                          181,178             160,794         29,120           49,504
Income taxes                                                  61,605              56,450          9,901 (d)       15,056
                                                          ----------            --------        -------          -------

Income before Minority Interests                             119,573             104,344         19,219           34,448
Minority interests                                            12,074                  66                          12,008
                                                          ----------            --------        -------          -------

NET INCOME                                                  $107,499            $104,278        $19,219          $22,440
                                                          ==========            ========        =======          =======


NET INCOME PER SHARE - BASIC                                   $4.71 (e)                                           $0.98

NET INCOME PER SHARE - DILUTED                                 $4.67 (e)                                           $0.97

DIVIDENDS DECLARED PER SHARE                                   $1.04                                               $1.04

AVERAGE SHARES OUTSTANDING (000) - BASIC                      22,842                                              22,842

AVERAGE SHARES OUTSTANDING (000) - DILUTED                    23,002                                              23,002
------------------------------------------------------------------------------------------------------------------------

(a) To eliminate the pro forma results of the Businesses for the year ended December 31, 1999 including the estimated income tax effect.
       In addition, this schedule has been adjusted to exclude the results of the Packaging Coatings business and the printed wiring board product line for the period of their ownership in 1999.

(b) To reflect additional investment income from investing the net proceeds after debt repayment from the sale of the Businesses.

(c) To reflect reduced interest expense resulting from the reduction in short-term and long-term debt partially offset by a prepayment penalty for early repayment of debt.

(d)    Adjustment to reflect the income tax effect of pro forma adjustments.

(e) Includes a gain of $2.62 per share related to the sale of the Packaging Coatings business and the printed wiring board product line in 1999.


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
                        PRO FORMA FINANCIAL INFORMATION
                               DEXTER CORPORATION
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                     (000)
                                  (UNAUDITED)


---------------------------------------------------------------------------------------------------------------------
                                                                             Pro Forma Adjustments
In thousands of dollars                                   HISTORICAL       ---------------------------      PRO FORMA
(except per share amounts)                                   6/30/00       Businesses (a)        Other        6/30/00
---------------------------------------------------------------------------------------------------------------------
REVENUES
Net sales                                                   $530,007            $285,538                     $244,469
Other income                                                   5,570                 620        $8,768 (b)     13,718
                                                             -------             -------       -------        -------
                                                             535,577             286,158         8,768        258,187

EXPENSES
Cost of sales                                                320,705             201,395                      119,310
Marketing and administrative                                 125,894              37,076                       88,818
Research and development                                      25,021              10,295                       14,726
Interest                                                      11,252                           (11,177)(c)         75
Gain on divestiture of product lines                          (7,002)             (7,002)                           0
Unsolicited merger proposal and
  proxy contest costs                                          5,112                                            5,112
                                                             -------             -------       -------        -------

INCOME BEFORE TAXES                                           54,595              44,394        19,945         30,146
Income taxes                                                  18,562              15,094         6,781 (d)     10,249
                                                             -------             -------       -------        -------

INCOME BEFORE MINORITY INTERESTS                              36,033              29,300        13,164         19,897
Minority interests                                             6,206                (142)                       6,348
                                                             -------             -------       -------        -------

NET INCOME                                                   $29,827             $29,442       $13,164        $13,549
                                                             =======             =======       =======        =======


NET INCOME PER SHARE - BASIC                                   $1.30                                            $0.59

NET INCOME PER SHARE - DILUTED                                 $1.29                                            $0.58

DIVIDENDS DECLARED PER SHARE                                   $0.52                                            $0.52

AVERAGE SHARES OUTSTANDING (000) - BASIC                      22,858                                           22,858

AVERAGE SHARES OUTSTANDING (000) - DILUTED                    23,095                                           23,095

---------------------------------------------------------------------------------------------------------------------

(a) To eliminate the pro forma results of the Businesses for the six months ended June 30, 2000, including the estimated income tax effect. In addition, this schedule has been adjusted to exclude the results of the Packaging Coatings business and the printed wiring board product line.

(b) To reflect additional investment income from investing the net proceeds after debt repayment from the sale of the Businesses.

(c) To reflect reduced interest expense resulting from the reduction in short-term and long-term debt.

(d)   Adjustment to reflect the income tax effect of pro forma adjustments.


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